Exhibit 21


                         Subsidiaries of the Registrant


----------------------------------------------------------------------------------------------------------
                                                        Percentage of Limited
                                                          Partnership Units
                                                       Owned By Baron Capital
Name of Limited Partnership                               Properties, L.P.             State of Formation

----------------------------------------------------------------------------------------------------------
Alexandria Development, L.P.                                    40.00%                     Delaware
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund, Ltd.                           93.75%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund II, Ltd.                       100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund IV, Ltd.                       100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund V, Ltd.                         97.50%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund VI, Ltd.                        96.65%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund VIII, Ltd.                     100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund IX, Ltd.                        98.50%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Investment Fund X, Ltd.                         97.62%                     Florida
----------------------------------------------------------------------------------------------------------
Baron Strategic Vulture Fund I, Ltd.                           100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Brevard Mortgage Program, Ltd.                                 100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Central Florida Income Appreciation Fund, Ltd.                  98.57%                     Florida
----------------------------------------------------------------------------------------------------------
Crystal Court Apartments II, Ltd.                              100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Capital Income Fund, Ltd.                               95.04%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Capital Income Fund II, Ltd.                            94.50%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Capital Income Fund III, Ltd.                           92.75%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Capital Income Fund IV, Ltd.                            96.70%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Income Advantage Fund I, Ltd.                           98.40%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Income Appreciation Fund I, Ltd.                       100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Income Growth Fund V, Ltd.                              96.09%                     Florida
----------------------------------------------------------------------------------------------------------
Florida Opportunity Income Partners, Ltd.                      100.00%                     Florida
----------------------------------------------------------------------------------------------------------
GSU Stadium Student Apartments, Ltd.                           100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Heatherwood Kissimmee, Ltd.                                    100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Lamplight Court of Bellefontaine Apartments, Ltd.              100.00%                     Florida
----------------------------------------------------------------------------------------------------------
Midwest Income Growth Fund VI, Ltd.                             93.33%                     Michigan
----------------------------------------------------------------------------------------------------------
Realty Opportunity Income Fund VIII, Ltd.                       95.76%                     Florida
----------------------------------------------------------------------------------------------------------
Riverwalk Enterprises, Ltd.                                    100.00%                     Florida
----------------------------------------------------------------------------------------------------------